                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             AMENDED CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 15, 2001
                                                   -----------------------------

                                IASIAWORKS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 000-31201                     94-3228782
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
       incorporation)             File Number)               Identification No.)

  2000 Alameda de las Pulgas, Suite 126, San Mateo, California          94403
--------------------------------------------------------------------------------
         (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (650) 524-1790
                                                      --------------------------

           555 Airport Blvd., Suite 300, Burlingame, California 94010
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     Effective as of September 29, 2001 and pursuant to an Asset Transfer Agreement dated September 1, 2001, iAsiaWorks, Inc.'s (the "Company" or "iAsiaWorks") wholly owned subsidiary - iAsiaWorks Korea Ltd. - sold certain assets related to the Company's Internet data center business to Korean Internet Data Center, Inc. for approximately $28.5 million in cash consideration, of which approximately $2.1 million is being held in escrow until the finalization of the transfer of certain of the assets. The assets sold pursuant to this Asset Transfer Agreement consist primarily of the land, building, and related equipment that constituted our Korean data center.

     Effective as of September 29, 2001 and pursuant to an Asset Sale Agreement, dated September 19, 2001, iAsiaWorks, Inc.'s wholly owned subsidiary - iAsiaWorks Korea Ltd. - sold certain other assets related to our Internet data center business to DACOM for approximately $2.3 million in cash consideration. The assets sold pursuant to this Asset Sale Agreement consist primarily of certain of the contracts, equipment, and intangible assets related to the Company's access customer base in Korea.

     In selling the Company's Korean data center and access customer base, the Company solicited bids from companies that either already have a presence in Korea or desired a presence in Korea. The Company's objectives were to maximize the cash proceeds and complete the sale in a timely manner with certainty of closing. After negotiating with several interested parties, Korea Internet Data Center, Inc. and DACOM emerged as the acquirers who were most likely to meet the aforementioned objectives. The final sale prices were determined based on a competitive bidding situation with the other interested parties.

     The proceeds realized on the sale of certain assets related to the Company's Internet data center will primarily be used to settle existing obligations in Korea and to enable the Company to restructure its debts and operations.

Item 5.  Other Events.

     Effective as of October 12, 2001, iAsiaWorks, Inc. has announced the departure of three of its senior management executives. Jonathan Beizer, Chief Executive Officer, Dennis Muse, President and Chief Operating Officer, and Jonathan Engman, Chief Financial Officer, have left the Company. Mr. Beizer and Mr. Muse will remain on as members of the Company's Board of Directors. Nicholas Pianim, formerly the Company's Vice President of Corporate Development, has replaced Mr. Beizer as Chief Executive Officer. Andrew Gidney, formerly the Company's Vice President of Finance, has replaced Mr. Engman as the Company's Chief Financial Officer. Both Mr. Pianim and Mr. Gidney have been appointed to serve as members of the Company's Board of Directors.

Item 7 Financial Statements and Exhibits

b.   Pro Forma Financial Information

The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and the six months ended June 30, 2001, as well as the unaudited pro forma condensed consolidated balance sheet as of June 30, 2001, were prepared to illustrate the estimated effects of the sales of the Korean Internet data center assets, customer list, associated services and the application of the net proceeds from the sale. The unaudited pro forma consolidated statements of operations assume that the sale occurred as of January 1, 2000. The unaudited pro forma condensed consolidated balance sheet assumes that the sale occurred as of June 30, 2001.

The unaudited pro forma financial information presented is derived from the audited financial statements of iAsiaWorks for the year ended December 31, 2000, and the unaudited financial statements of iAsiaWorks as of and for the six months ended June 30, 2001. The unaudited pro forma financial information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements of iAsiaWorks, including the notes thereto, appearing in iAsiaWorks' Annual Form 10-K for the year ended December 31, 2000 and in the interim report Form 10-Q for the quarter ended June 30, 2001. The unaudited pro forma financial information and related notes are provided for informational purposes only and do not purport to be indicative of the financial position or results of operations that would have been reported had the events assumed occurred on the dates indicated, or purport to be indicative of results of operations, or financial condition that may be achieved in the future.

                                IASIAWORKS, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                      (in thousands, except per share data)

                                                                                        PRO FORMA
                                                                        HISTORICAL     ADJUSTMENTS     PRO FORMA
                                                                        ----------     -----------     ---------
                                                                                       (see Note 1)
Revenue:

                    Internet access and related services                 $ 15,379      $    7,630 a     $  7,749
                    Hosting, co-location and other managed services        11,263           1,908 a        9,355
                                                                         --------      ----------       --------
                    Total Revenue                                          26,642           9,538         17,104
                                                                         --------      ----------       --------
Cost of revenue:

                    Cost of revenue                                        22,332           6,268 a       16,064
                    Depreciation                                            2,876           1,169 a        1,707
                                                                         --------      ----------       --------
                    Total cost of revenue                                  25,208           7,437         17,771
                                                                         --------      ----------       --------
                    Gross profit (loss)                                     1,434           2,101           (667)
                                                                         --------      ----------       --------

Operating expenses:

                    Network operations and support                         12,230           2,033 a       10,197
                    Sales and marketing                                    15,257           2,694 a       12,563
                    General and administration                             18,542           2,516 a       16,026
                    Amortization of intangibles                            15,870              --         15,870
                                                                         --------      ----------       --------
                    Total operating expenses                               61,899           7,243         54,656
                                                                         --------      ----------       --------

Loss from operations                                                      (60,465)         (5,142)       (55,323)
                    Other income (expense) net                              3,278            (232)a/b      3,510
                                                                         --------      ----------       --------
Net loss                                                                 $(57,187)     $   (5,374)      $(51,813)
                                                                         ========      ==========       ========
Net loss per share - basic and diluted                                   $  (3.16)                      $  (2.86)
                                                                         ========                       ========
Shares used in computing basic and diluted net loss per share              18,089                         18,089
                                                                         ========                       ========

      See accompanying notes to unaudited pro forma financial information.

                                IASIAWORKS, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      SIX MONTH PERIOD ENDED JUNE 30, 2001
                      (in thousands, except per share data)


                                                                                       PRO FORMA
                                                                        HISTORICAL    ADJUSTMENTS      PRO FORMA
                                                                        ----------    -----------      ---------
                                                                                      (see Note 1)
Revenue:

                    Internet access and related services                $   7,608      $    3,861 a    $   3,747
                    Hosting, co-location and other managed services         9,656           1,872 a        7,784
                                                                        ---------      ----------      ---------
                    Total Revenue                                          17,264           5,733         11,531
                                                                        ---------      ----------      ---------

Cost of revenue:
                    Cost of revenue                                        18,356           4,698 a       13,658
                    Depreciation                                            3,091             956 a        2,135
                                                                        ---------      ----------      ---------
                    Total cost of revenue                                  21,447           5,654         15,793
                                                                        ---------      ----------      ---------
                    Gross profit (loss)                                    (4,183)             79         (4,262)
                                                                        ---------      ----------      ---------

Operating expenses:

                    Network operations and support                         10,737           1,915 a        8,822
                    Sales and marketing                                     8,177           1,551 a        6,626
                    General and administration                             14,862           1,611 a       13,251
                    Amortization of intangibles                             7,423              --          7,423
                    Impairment of goodwill                                 24,160              --         24,160

Non-recurring operating expenses                                           67,697          22,760 a       44,937
                                                                        ---------      ----------      ---------
                    Total operating expenses                              133,056          27,837        105,219
                                                                        ---------      ----------      ---------

Loss from operations                                                     (137,239)        (27,758)      (109,481)

                    Other income (expense) net                               (315)           (664)a/b        349
                                                                        ---------      ----------      ---------
Net loss                                                                $(137,554)     $  (28,422)     $(109,132)
                                                                        =========      ==========      =========
Net loss per share - basic and diluted                                  $   (3.47)                     $  (2.75)
                                                                        =========                      =========
Shares used in computing basic and diluted net loss per share              39,677                         39,677
                                                                        =========                      =========

      See accompanying notes to unaudited pro forma financial information.

                                IASIAWORKS, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2001
                                 (in thousands)

                                                                                       PRO FORMA
                                                                        HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                                        ----------    -----------       ---------
                                                                                      (see Note 2)
ASSETS
Current assets:
                      Cash and cash equivalents                         $   5,970      $    7,828 b    $  13,798
                      Restricted cash                                          --           2,072 b        2,072
                      Marketable securities                                     5              --              5
                      Accounts receivable, net                              3,404              --          3,404
                      Prepaid expenses and other current assets             4,936              --          4,936
                                                                        ---------      ----------       --------
                       Total current assets                                14,315           9,900         24,215

Restricted cash                                                             2,554              --          2,554
Property and equipment, net                                                64,675         (24,659)a       40,016
Goodwill, intangibles and other assets, net                                   691              --            691
                                                                        ---------      ----------       --------
                       Total assets                                     $  82,235      $  (14,759)     $  67,476
                                                                        =========      ==========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
                      Accounts payable                                     14,166            (322)a       13,844
                      Accruals and other liabilities                       19,735          (8,540)a       11,195
                      Deferred revenue                                        759             (19)a          740
                      Current portion of capital lease obligations          1,844              --          1,844
                      Current portion of long-term debt                    11,123         (11,123)c           --
                                                                        ---------      ----------       --------
                       Total current liabilities                           47,627         (20,004)        27,623

Capital lease obligations, net of current portion                           1,718              --          1,718
Long-term notes payable                                                    17,258              --         17,258
                                                                        ---------      ----------       --------
                       Total liabilities                                   66,603         (20,004)        46,599
                                                                        ---------      ----------       --------

Stockholders' equity:
Common stock                                                                   39              --             39
Additional paid-in capital                                                245,524            (276)d      245,248
Deferred stock-based compensation                                          (2,595)            276 d       (2,319)
Accumulated deficit                                                      (223,363)          3,712 b     (219,651)
Accumulated other comprehensive loss                                       (3,973)          1,533 a       (2,440)
                                                                        ---------      ----------       --------
                       Total stockholders' equity                          15,632           5,245         20,877
                                                                        ---------      ----------       --------
                       Total liabilities and stockholders' equity       $  82,235      $  (14,759)     $  67,476
                                                                        =========      ==========       ========

      See accompanying notes to unaudited pro forma financial information.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


Note 1 - Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations

     a. Adjustments to reflect the elimination of revenues generated from sales of the Korean Internet data center assets, customer list and associated services, as well as employee-related costs (including associated deferred stock-based compensation expense) and other expenses directly attributable to the Korean Internet data center assets sold to Korean Internet Data Center, Inc. and DACOM.

     b. Adjustment to reflect the elimination of interest expense from debt related to the Korean Internet data center assets settled with the net proceeds received from the sale of such assets.

Note 2 - Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

     a. Adjustments relating to the elimination of assets and liabilities directly attributable to the Korean Internet data center assets and the lease-line assets sold to Korean Internet Data Center, Inc. and DACOM including the recognition of the cumulative foreign currency translation adjustment associated with such assets.

     b. Adjustments to reflect the net proceeds received and the net gain resulting from the sale of the Korean Internet data center assets and the lease-line assets to Korean Internet Data Center, Inc. and DACOM. Transaction costs and other expenses relating to the sale have been deducted from the cash proceeds received.

     c. Adjustment to reflect the settlement of debt directly attributable to the Korean Internet data center assets and the lease-line assets sold to Korean Internet Data Center, Inc. and DACOM.

     d. Adjustments relating to the elimination of deferred stock-based compensation expense directly attributable to employees at the Korean Internet data center.

c. Exhibits

     Exhibit 2.1 is the Asset Transfer Agreement dated as of September 1, 2001 by and between iAsiaWorks Korea Ltd. and Korean Internet Data Center, Inc. (previously filed).

     Exhibit 2.2 is the Asset Sale Agreement dated as of September 19, 2001 by and between iAsiaWorks Korea Ltd. and DACOM (previously filed).

     Exhibit 99.1 is the Press Release of iAsiaWorks, Inc., dated October 15, 2001 (filed herewith). and has been included with this Form 8-K/A.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IASIAWORKS, INC.
                                   ---------------------------------------------
                                   (Registrant)


Date:  October 17, 2001            By  /s/ Nicholas Pianim
                                      ------------------------------------------
                                   Name:    Nicholas Pianim
                                   Title:   Chief Executive Officer and Director


Exhibit No.   Description

2.1* Asset Transfer Agreement dated as of September 1, 2001 by and between iAsiaWorks Korea Ltd. and Korean Internet Data Center, Inc. (previously filed).

2.2* Asset Sale Agreement dated as of September 19, 2001 by and between iAsiaWorks Korea Ltd. and DACOM (previously filed).

99.1          Press Release of iAsiaWorks, Inc., dated October 15, 2001
              (filed herewith).

* The exhibits and schedules to the Asset Transfer Agreement and the Asset Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended.